UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009

Innovative Food holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3845 Beck Blvd., Suite 805, Naples, Florida	34114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material definitive Agreement

On September 21, 2009, we entered into a ninety (90) day extension of the Supply Agreement dated as of September 11, 2003 between our wholly-owned subsidiary, Food Innovations, Inc. and Next Day Gourmet, L.P., our primary customer.  The extension is designed to give the parties additional time to complete a more comprehensive and expanded agreement to replace the current agreement.  No assurance can be given that the negotiations will be successful and that the parties will enter into a new agreement.

Item 9.01.  Financial Statements and Exhibits

Exhibit 10.1	Amendment dated September 3, 2009 to Supply Agreement dated as of September 11, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: September 25, 2009
By: /s/ Sam Klepfish Sam Klepfish, CEO

Exhibit Index

Exhibit 10.1	Amendment dated September 3, 2009 to Supply Agreement dated as of September 11, 2003